UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Annual Report

February 28, 2021

Hoya Capital Housing ETF

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2020 through February 28, 2021 (the “Current Fiscal Period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

During this Current Fiscal Period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of 36.41% and 35.54%, respectively, compared to a return of 31.29% on the S&P 500® Index and 39.79% on the S&P MidCap 400® Index. The Hoya Capital Housing 100TM Index increased 36.17% during the Current Fiscal Period. Meanwhile, outstanding shares ended the Current Fiscal Period at 1,700,000.

During the Current Fiscal Period, Hoya Capital Real Estate reduced the expense ratio for HOMZ from 0.45% to 0.30%, effective August 1, 2020. With the fee cut, HOMZ is the lowest-cost ETF out of three funds in the FactSet’s Equity: U.S. Homebuilding segment as of the end of the Current Fiscal Period.1

The U.S. Housing Industry emerged as a leader of the early post-pandemic economic recovery during the Current Fiscal Period as key housing market indicators exhibited a sharp rebound in the back-half of 2020 and into 2021 following a slowdown at the outset of the coronavirus pandemic. During this period of significant uncertainty, Americans have exhibited a propensity to prioritize housing-related investments, underscoring our belief that housing is the ultimate “essential service.”

During the Current Fiscal Period, the Real Estate Technology, Brokerage & Services sector was the leading contributor to the Fund’s performance. The coronavirus pandemic significantly accelerated the adoption of property technology (“PropTech”) services such as virtual house tours, virtualization of legal documents and regulatory requirements, and data-driven lending and financial services. We believe that the continued advancements in the PropTech industry will significantly improve the efficiency, productivity, and margins of the housing industry at large over the next decade and beyond.

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited) (Continued)

Leading detractors during the Current Fiscal Period were the Residential Real Estate Investment Trusts (“REITs”) and the Mortgage Lenders & Servicers sectors. Performance among these sectors was pressured by a rise in the rate of deferred or missed rental payments and by a rise in rates of mortgage forbearance. A rise in the unemployment rate and relief measures during the pandemic resulted in a temporary deferral of these obligations, but rent collection and mortgage forbearance metrics improved considerably by the end of the Current Fiscal Period according to data from the National Multifamily Housing Council2 and Black Knight3, respectively.

Benefiting the Home Building and Construction segment, indicators tracking home buying demand exhibited a substantial acceleration beginning in mid-2020 and continuing through the end of the Current Fiscal Period. New Home Sales were higher by 19.3% on a year-over-year the final report of the Current Fiscal Period4 while Existing Home Sales were higher by 23.7% from a year ago.5 Existing Home Inventory declined to historic lows in the final report of the Current Fiscal Period, representing a 1.9-month supply at the current sales pace, the lowest in the survey’s history.6

Amid this intensifying housing shortage, demographic trends over the next decade are highly supportive of significant growth in housing demand which we believe will necessitate significantly higher levels of new home construction activity. The millennial generation – the largest age cohort in American history – will be entering the U.S. housing markets in full-force over the next decade. Annual household growth from 2018 through 2028 is forecast to average 1.2 million per year, which is 20% higher than the prior 5-year average according to Harvard University’s Joint Center for Housing Studies.7

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply and strong demographic-driven demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry. Additionally, we believe that the U.S. housing industry is poised to benefit considerably from emerging technological advancements that will bring about increased efficiency, productivity growth, and improvements to margins across the housing industry ecosystem.

Housing has provided relative shelter throughout this extraordinary period both in the physical sense and at the investment-level. The coronavirus pandemic - and the uncertainty and distress it has brought in its wake - has reinforced the belief among many that “there’s no place like home.”

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

1 Lowest expense ratio out of 3 US-registered ETFs in the FactSet Equity: US Homebuilding Segment as of February 28, 2021. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of February 28, 2021. ETFs in the same FactSet segment may track different indexes, have differences in holdings, and show different performance.

2 NMHC Rent Collection Tracker. (Release Date: March 9, 2021) National Multifamily Housing Council (NMHC)’s Rent Payment Tracker is a survey-based data tool that tracks the reported rent collection of 11.6 million units of professionally managed apartment units across the United States.

3 Black Knight’s McDash Flash Forbearance Tracker, Week Ending March 16, 2021. (Release Date: March 19, 2021) Black Knight’s Forbearance Tracker provides a near-real-time market view of borrower forbearance requests and advances. It tracks daily forbearance activity and estimates the principal, interest, taxes, and insurance loan payment obligations at summary level.

4 New Home Sales: US Census Bureau. Monthly New Residential Sales, January 2021 (Release Date: February 24, 2021) New Home Sales is an economic indicator which records sales of newly constructed residences in the United States of America.

5 Existing Home Sales: National Association of Realtors, Existing Home Sales, January 2021 (Release Date: February 19, 2021). Existing-Home Sales data measures sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South, and Northeast regions of the country. These figures include condos and co-ops, in addition to single-family homes.

6 Existing Home Inventory: National Association of Realtors, Existing Home Sales, January 2021 (Release Date: February 19, 2021). Inventory indicates the number of properties marked as active on the market. When a seller lists a property, it becomes counted as inventory. Inventory is calculated monthly by taking a count of the number of active listings on the last day of the month.

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited) (Continued)

7 The State of the Nation’s Housing.” Joint Center for Housing Studies of Harvard University. 2019. https://www.jchs.harvard.edu/sites/default/files/Harvard_JCHS_State_of_the_Nations_Housing_2019.pdf.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the U.S. Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four U.S. Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital Housing ETF

Performance Summary

(Unaudited)

Growth of $10,000

Average Annual Returns February 28, 2021	1 Year	Since Inception (3/19/2019)
Hoya Capital Housing ETF - NAV	35.54%	22.12%
Hoya Capital Housing ETF - Market	36.41%	22.30%
Hoya Capital Housing 100TM Index	36.17%	22.66%
S&P 500® Index	31.29%	18.63%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 19, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.thehousingetf.com. Gross expense ratio as of the prospectus supplemented 7/31/20 was 0.30%.

Hoya Capital Housing ETF

Portfolio Allocation

As of February 28, 2021 (Unaudited)

Sector	Percent of Net Assets
Residential REITs & Real Estate Operators (a)	28.7%
Home Building Products & Materials	15.0
Home Furnishings & Home Goods	14.7
Homebuilders	14.5
Mortgage Lenders & Servicers	11.4
Home Improvement Retailers	5.4
Property, Title & Mortgage Insurance	5.0
Real Estate Technology, Brokerage & Services	4.9
Short-Term Investments	0.4
Other Assets in Excess of Liabilities (b)	0.0
Total	100.0%

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Hoya Capital Housing ETF

Schedule of Investments

February 28, 2021

Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Home Building Products & Materials — 15.0%
4,420	American Woodmark Corporation (a)	$412,872
7,140	A.O. Smith Corporation	423,902
5,236	Armstrong World Industries, Inc.	448,097
10,744	Beacon Roofing Supply, Inc. (a)	513,885
2,176	Cavco Industries, Inc. (a)	458,940
4,284	Eagle Materials, Inc.	537,128
4,760	Fortune Brands Home & Security, Inc.	395,746
9,112	Leggett & Platt, Inc.	394,276
1,428	Lennox International, Inc.	399,512
11,560	Louisiana-Pacific Corporation	550,372
7,480	Masco Corporation	398,086
2,992	Mohawk Industries, Inc. (a)	523,570
5,440	Owens Corning	440,749
8,908	PotlatchDeltic Corporation	452,081
2,720	PPG Industries, Inc.	366,710
544	Sherwin-Williams Company	370,105
4,352	Simpson Manufacturing Company, Inc.	424,146
5,508	Trex Company, Inc. (a)	504,753
1,836	Watsco, Inc.	446,332
13,940	Weyerhaeuser Company	472,148
		8,933,410
	Home Furnishings & Home Goods — 14.7%
21,556	Aaron’s Company, Inc. (a)	473,370
136	Amazon.com, Inc. (a)	420,638
22,236	At Home Group, Inc. (a)	560,125
19,312	Bed Bath & Beyond, Inc.	518,720
1,088	Costco Wholesale Corporation	360,128
11,016	Herman Miller, Inc.	422,519
5,372	iRobot Corporation (a)	666,719
10,880	La-Z-Boy, Inc.	463,597
3,060	Middleby Corporation (a)	448,015
952	RH (a)	466,832
6,052	Sleep Number Corporation (a)	829,911
2,312	Target Corporation	424,113
16,456	Tempur Sealy International, Inc.	549,795
6,664	TJX Companies, Inc.	439,757
2,720	Walmart, Inc.	353,382

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Home Furnishings & Home Goods — 14.7% (Continued)
1,700	Wayfair, Inc. - Class A (a)	$491,266
2,108	Whirlpool Corporation	400,689
3,740	Williams-Sonoma, Inc.	491,025
		8,780,601
	Home Improvement Retailers — 5.4%
5,984	Home Depot, Inc.	1,545,906
10,472	Lowe’s Companies, Inc.	1,672,902
		3,218,808
	Homebuilders — 14.5%
10,676	DR Horton, Inc.	820,664
22,508	KB Home	908,873
10,540	Lennar Corporation - Class A	874,504
16,320	MDC Holdings, Inc.	923,223
8,840	Meritage Homes Corporation (a)	745,300
204	NVR, Inc. (a)	918,171
18,224	PulteGroup, Inc.	822,085
30,940	Taylor Morrison Home Corporation (a)	851,159
17,068	Toll Brothers, Inc.	911,773
45,492	Tri Pointe Homes, Inc. (a)	864,348
		8,640,100
	Mortgage Lenders & Servicers — 11.4%
23,188	AGNC Investment Corporation	371,704
45,288	Annaly Capital Management, Inc.	376,343
12,444	Bank of America Corporation	431,931
35,156	Chimera Investment Corporation	405,700
10,404	Citizens Financial Group, Inc.	451,950
2,720	First Republic Bank	448,120
28,764	Huntington Bancshares, Inc.	441,240
2,992	JPMorgan Chase & Company	440,333
2,924	M&T Bank Corporation	441,348
37,672	New Residential Investment Corporation	387,268
2,584	PNC Financial Services Group, Inc.	435,042
22,916	Regions Financial Corporation	472,757
17,612	Rocket Companies, Inc. -Class A (a)	384,822
7,412	Truist Financial Corporation	422,187
56,916	Two Harbors Investment Corporation	410,934

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Mortgage Lenders & Servicers — 11.4% (Continued)
12,580	Wells Fargo & Company	$455,019
		6,776,698
	Property, Title & Mortgage Insurance — 5.0%
3,468	Allstate Corporation	369,689
9,792	Fidelity National Financial, Inc.	374,838
7,344	First American Financial Corporation	385,854
29,308	MGIC Investment Corporation	356,971
20,264	Old Republic International Corporation	391,703
4,148	Progressive Corporation	356,521
18,088	Radian Group, Inc.	368,995
2,720	Travelers Companies, Inc.	395,760
		3,000,331
	Real Estate Technology, Brokerage & Services — 4.9%
4,624	CoreLogic, Inc.	391,468
11,356	RE/MAX Holdings, Inc. - Class A	473,773
29,104	Realogy Holdings Corporation (a)	438,888
5,440	RealPage, Inc. (a)	472,083
7,684	Redfin Corporation (a)	581,986
3,400	Zillow Group, Inc. - Class C (a)	548,522
		2,906,720
	Residential REITs & Real Estate Operators — 28.7% (b)
19,924	American Campus Communities, Inc.	816,087
28,016	American Homes 4 Rent - Class A	872,418
20,723	Apartment Income REIT Corporation	847,156
20,723	Apartment Investment and Management Company - Class A	98,642
4,760	AvalonBay Communities, Inc.	836,570
8,296	Camden Property Trust	864,028
24,956	CubeSmart	922,374
13,668	Equity LifeStyle Properties, Inc.	842,632
13,464	Equity Residential	880,680
3,196	Essex Property Trust, Inc.	814,309
7,344	Extra Space Storage, Inc.	923,141
26,588	Healthpeak Properties, Inc.	773,445
62,424	Independence Realty Trust, Inc.	876,433
27,676	Invitation Homes, Inc.	806,479
6,528	Mid-America Apartment Communities, Inc.	879,517
18,836	NexPoint Residential Trust, Inc.	773,029

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
February 28, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Residential REITs & Real Estate Operators — 28.7% (b) (Continued)
3,672	Public Storage	$859,028
5,780	Sun Communities, Inc.	878,271
20,536	UDR, Inc.	845,467
16,592	Ventas, Inc.	877,717
12,444	Welltower, Inc.	844,947
		17,132,370
	TOTAL COMMON STOCKS (Cost $51,713,867)	59,389,038

	SHORT-TERM INVESTMENTS — 0.4%
211,558	First American Government Obligations Fund - Class X, 0.03% (c)	211,558
	TOTAL SHORT-TERM INVESTMENTS (Cost $211,558)	211,558
	TOTAL INVESTMENTS — 100.0% (Cost $51,925,425)	59,600,596
	Other Assets in Excess of Liabilities — 0.0% (d)	24,643
	NET ASSETS — 100.0%	$59,625,239

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of February 28, 2021.
(d)	Represents less than 0.05% of net assets.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Assets and Liabilities

February 28, 2021

ASSETS
Investments in securities, at value (Cost $51,925,425)	$59,600,596
Dividends and interest receivable	38,046
Total assets	59,638,642

LIABILITIES
Management fees payable	13,403
Total liabilities	13,403

NET ASSETS	$59,625,239

Net Assets Consist of:
Paid-in capital	$52,365,297
Total distributable earnings (accumulated deficit)	7,259,942
Net assets	$59,625,239

Net Asset Value:
Net Assets	$59,625,239
Shares outstanding^	1,700,000
Net asset value, offering and redemption price per share	$35.07

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Operations

For the Year Ended February 28, 2021

INCOME
Dividends	$580,871
Interest	116
Total investment income	580,987

EXPENSES
Management fees	96,688
Total expenses	96,688

Net investment income (loss)	484,299

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,318,429
Change in unrealized appreciation (depreciation) on investments	7,821,554
Net realized and unrealized gain (loss) on investments	10,139,983
Net increase (decrease) in net assets resulting from operations	$10,624,282

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
OPERATIONS
Net investment income (loss)	$484,299	$108,859
Net realized gain (loss) on investments	2,318,429	(26,086)
Change in unrealized appreciation (depreciation) of investments	7,821,554	(146,383)
Net increase (decrease) in net assets resulting from operations	10,624,282	(63,610)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(987,629)	(109,411)
Tax return of capital to shareholders	(165,491)	—
Total distributions to shareholders	(1,153,120)	(109,411)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,763,753	11,554,402
Payments for shares redeemed	(5,991,085)	—
Transaction fees (see Note 6)	—	28
Net increase (decrease) in net assets derived from capital share transactions (a)	38,772,668	11,554,430
Net increase (decrease) in net assets	$48,243,830	$11,381,409

NET ASSETS
Beginning of year/period	$11,381,409	$—
End of year/period	$59,625,239	$11,381,409

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	1,475,000	425,000
Redemptions	(200,000)	—
Net increase (decrease)	1,275,000	425,000

(1)	Fund commenced operations on March 19, 2019. The information presented is for the period from March 19, 2019 to February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout each year/period

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
Net asset value, beginning of year/period	$26.78		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.49		0.43
Net realized and unrealized gain (loss) on investments (7)	8.82		1.80
Total from investment operations	9.31		2.23

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.87)		(0.45)
Tax return of capital to shareholders	(0.15)		—
Total distributions	(1.02)		(0.45)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—		0.00	(3)

Net asset value, end of year/period	$35.07		$26.78

Total return	35.54%		8.88	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$59,625		$11,381

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.33	%(8)	0.45	%(5)
Net investment income (loss) to average net assets	1.67%		1.60	%(5)
Portfolio turnover rate (6)	19%		11	%(4)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Represents less than $0.005 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(8)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Notes to the Financial Statements

February 28, 2021

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The Fund commenced operations on March 19, 2019.

The end of the reporting period for the Fund is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year from March 1, 2020 to February 28, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$59,389,038	$—	$—	$59,389,038
Short-Term Investments	211,558	—	—	211,558
Total Investments in Securities	$59,600,596	$—	$—	$59,600,596

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Fund. Distributions to shareholders of net realized gains on securities are declared and paid by the Fund on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the fiscal year ended February 28, 2021, the following table shows the reclassifications made:

Distributable Earnings/ (Accumulated Deficit)	Paid-In Capital
$(2,204,242)	$2,204,242

During the fiscal year ended February 28, 2021, the Fund realized $2,204,242 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.30% based on the Fund’s average daily net assets. Prior to August 1, 2020, the Fund paid the Adviser at an annual rate of 0.45% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $6,139,844 and $5,626,907, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $43,986,760 and $5,773,906, respectively.

During the current fiscal period, the Fund paid $0 in brokerage commissions on trades of securities to Penserra Securities, LLC, an affiliate of the Sub-Adviser.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2021 were as follows:

Tax cost of investments	$52,340,654
Gross tax unrealized appreciation	$9,262,641
Gross tax unrealized depreciation	(2,002,699)
Net tax unrealized appreciation (depreciation)	7,259,942
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gain (loss)	—
Distributable earnings (accumulated deficit)	$7,259,942

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended February 28, 2021, the Fund did not elect to defer any post-October capital losses or any late-year ordinary losses.

At February 28, 2021, the Fund did not have any capital loss carry forward available. During the current fiscal period, the Fund utilized $19,273 of short-term capital loss carryforward that was available as of February 29, 2020.

The tax character of distributions paid by the Fund during the year ended February 28, 2021 was $559,784 of ordinary income, $427,845 of long-term capital gain and $165,491 of return of capital.

The tax character of distributions paid by the Fund during the period ended February 29, 2020 was $109,411 of ordinary income.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of at least 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated, and the Index is expected to be concentrated in housing and real estate-related industries. When the Fund focuses its investments in a particular industry or sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
February 28, 2021 (Continued)

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Hoya Capital Housing ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hoya Capital Housing ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hoya Capital Housing ETF (the “Fund”), a series of ETF Series Solutions, as of February 28, 2021, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting

Hoya Capital Housing ETF

Report of Independent Registered Public Accounting Firm

(Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 28, 2021

Hoya Capital Housing ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	47	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	47	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	47	Independent Trustee, PPM Funds (3 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	47	None

Hoya Capital Housing ETF

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012–2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).

Hoya Capital Housing ETF

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust (Continued)
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.thehousingetf.com.

Hoya Capital Housing ETF

Expense Example

For the Six-Months Ended February 28, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,227.80	$1.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.31	$1.51

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Hoya Capital Housing ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital Housing ETF

Approval of Advisory Agreement & Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 27-28, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Hoya Capital Real Estate, LLC (the “Adviser”) and the Trust, on behalf of the Hoya Capital Housing ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Prior to the Meeting, the Adviser, along with representatives from other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s fees and other aspects of the Agreement. Additionally, representatives from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business. The Board then discussed the written materials and oral presentation that it had received, and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s key personnel, and the services provided by the Adviser.

Hoya Capital Housing ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION

(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as a passively-managed fund. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Additionally, the Board considered that Hoya Capital Index Innovations, LLC (“HCII”), an affiliate of the Adviser, acts as index provider to the Fund, which tracks an index created by HCII based on HCII’s intellectual property. The Board noted the Adviser’s belief that shareholders will invest in the Fund based on the exposure to the U.S. residential housing industry that HCII’s index seeks to provide, and the expectation that the Adviser will provide advisory services to the Fund based on the index.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended September 30, 2020. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses.

The Board noted that, for the one-year and since inception periods, the Fund’s performance was generally in line with that of its underlying index, before fees and expenses. The Board also considered that for the one-year and since inception periods, the Fund outperformed the S&P MidCap 400 Total Return Index, but underperformed the S&P 500 Index. The Board further noted that, for the one-year period, the Fund significantly outperformed the median for funds in the universe of Real Estate ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to its competitors identified by the Adviser that are homebuilding or residential real estate ETFs as reported by third party industry databases (the “Selected Peer Group”). The Board noted that the Selected Peer Group reflected a wide range of returns for the one-year period based on whether a fund was focused on home construction or other real estate sectors, and the Fund’s performance was within the range of such returns given its exposure to a variety of housing-related sectors.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for the Fund and compared the Fund’s expense ratio to its Category Peer Group and the Selected Peer Group. The Board considered that the Fund’s expense ratio reflected a reduction in the Fund’s management fees that the Adviser previously requested for the benefit of shareholders.

Hoya Capital Housing ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION

(Unaudited) (Continued)

The Board noted that the expense ratio for the Fund was slightly higher than the median for funds in the Category Peer Group, but lower than the funds in the Selected Peer Group. The Board determined that the Fund’s anticipated expense ratio was reasonable given the nature of the investment strategy.

The Board took into consideration that the was Adviser would charge a “unified fee,” meaning the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b 1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale would be shared with the Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Hoya Capital Housing ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2021, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 53.72%.

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year ended February 28, 2021 was 51.73%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 13.48%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.thehousingetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.thehousingetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.thehousingetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Hoya Capital Housing ETF

Frequency Distribution of Premiums and Discounts

(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.thehousingetf.com.

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Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53212

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hoya Capital Housing ETF

	FYE 2/28/2021	FYE 2/29/2020
Audit Fees	$14,500	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Hoya Capital Housing ETF

	FYE 2/28/2021	FYE 2/29/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Hoya Capital Housing ETF

Non-Audit Related Fees	FYE 2/28/2021	FYE 2/29/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, Leonard M. Rush and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	05/06/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	05/06/2021

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	05/06/2021